Exhibit 1

Joint Filing Agreement, dated February 12, 2024

PURSUANT TO RULE 13d-1(k)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he, she or it knows that such information is inaccurate.

Dated: February 12, 2024

Osprey International Limited

By:	/s/ Giorgos Georgiou

	Name:	Giorgos Georgiou
	Title:	Director

Newbridge Associates Limited

By:	/s/ Valery Kisilevsky
	Name:	Valery Kisilevsky
	Title:	Director

Riverhead Ventures Limited

By:	/s/ Valery Kisilevsky
	Name:	Valery Kisilevsky
	Title:	Director

The Heritage Trust

By:	Trust Corporation of the Channel Islands as sole trustee

By:	/s/ Paul Buckle
	Name:	Paul Buckle
	Title:	Director

Trust Corporation of the Channel Islands

By:	/s/ Paul Buckle
	Name:	Paul Buckle
	Title:	Director

Trust Corporation International Limited

By:	/s/ Michael Betley
	Name:	Michael Betley
	Title:	Director

Ocorian Financial Services Group

By:	/s/ Michael Betley
	Name:	Michael Betley
	Title:	Director

Bramley Interco Limited

By:	/s/ Brendan Dowling
	Name:	Brendan Dowling
	Title:	Director

Bramley Topco Limited

By:	/s/ Gavin James
	Name:	Gavin James
	Title:	Director

Orthrus Limited

By:	/s/ Brendan Dowling
	Name:	Brendan Dowling
	Title:	Director

Stanford BidCo Limited

By:	/s/ Brendan Dowling
	Name:	Brendan Dowling
	Title:	Director

Standford MidCo Limited

By:	/s/ Brendan Dowling
	Name:	Brendan Dowling
	Title:	Director

Stanford HoldCo Limited

By:	/s/ Nicholas Cawley
	Name:	Nicholas Cawley
	Title:	Diretor